UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No.    )

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 10, 2016

(Date of Report; Date of Earliest Event Reported)

STEIN MART, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	0-20052	64-0466198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Riverplace Blvd., Jacksonville, Florida 32207

(Address of Principal Executive Offices Including Zip Code)

(904) 346-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On or about May 2, 2016, Stein Mart, Inc. (the “Company”) furnished or otherwise made available to shareholders its proxy statement in connection with the solicitation by the Company’s Board of Directors of proxies to be used at the Company’s annual meeting of shareholders to be held June 21, 2016 (the “Annual Meeting”). At the Annual Meeting, the shareholders are being asked to vote in favor of Proposal 3 concerning the approval of an amendment and restatement of, and performance goals under, the Company’s 2001 Omnibus Plan, as Amended and Restated effective June 21, 2016 (the “Plan”). Management continued to review the terms of the Plan following the mailing of the proxy statement for the Annual Meeting and ultimately determined, with the concurrence of the Board of Directors, that additional changes to the Plan were necessary prior to the date of the Annual Meeting.

On May 10, 2016, the Company’s Board of Directors amended the terms of the Plan. The amendments, to be effective as of the date of shareholder approval of the Plan, enact the following changes to the Plan: (1) remove the ability of the Plan Committee to grant option awards with an exercise price below 100% of fair market value; (2) eliminate the “reload feature” of the Plan, which, if included in an award, could have allowed options to be reissued automatically following exercise of an outstanding option award; (3) clarify that share and dollar value limits set forth in the Plan with respect to restricted stock and performance share awards apply to all such awards to any Participants, not just awards intended to satisfy the “performance-based compensation” exception to the deductibility limitation set forth in Section 162(m) of the Internal Revenue Code of 1986, as amended; and (4) remove the Other Share-Based Awards section of the Plan, thereby placing stricter limits on the Plan Committee’s ability to make awards under the Plan.

The amended Plan will be presented for shareholder approval at the Company’s Annual Meeting. The Company believes the amendments to the Plan described herein clarify that limitations on the number of shares awarded under the Plan apply to all participants and eliminate other features likely to be viewed negatively by Institutional Shareholder Services and other proxy advisory firms.

The preceding summary of the amendment to the Amended and Restated 2001 Omnibus Plan is qualified in its entirety by the full text of such Plan, which is filed herewith as Exhibit 10.1. In the event of any discrepancy between the preceding summary and the text of the Plan, the text of the Plan shall control.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1	Stein Mart, Inc. 2001 Omnibus Plan, as Amended and Restated effective June 21, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEIN MART, INC.
(Registrant)

Date: May 11, 2016	By:	/s/ D. Hunt Hawkins
D. Hunt Hawkins
President and Chief Operating Officer